UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2018

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

On July 31, 2018, Ventas, Inc. (the “Company”) entered into an ATM Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC (collectively, the “Sales Agents”), pursuant to which the Company may offer and sell through the Sales Agents, from time to time, shares of the Company’s common stock, par value $0.25 per share (“Common Stock”), having an aggregate gross sales price of up to $1,000,000,000 (the “Shares”). Sales, if any, of Shares will be made primarily in “at-the-market” offerings, as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange, the existing trading market for the Common Stock, or sales made to or through a market maker or through an electronic communications network. Sales may also be made in privately negotiated transactions.

The Company intends to use the net proceeds from the offering for general corporate purposes, including to fund future acquisitions and investments and to repay indebtedness.

The Shares will be offered and sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-222998) (the “Registration Statement”) previously filed by the Company under the Securities Act, which Registration Statement became effective automatically upon filing with the Securities and Exchange Commission on February 13, 2018.

A copy of the Sales Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the material terms of the Sales Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01  Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

Not applicable.

(b)         Pro Forma Financial Information.

Not applicable.

(c)          Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description
1.1

ATM Equity OfferingSM Sales Agreement, dated July 31, 2018, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: July 31, 2018	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer and General Counsel